Exhibit 10.2

GUARANTY

This GUARANTY (this “Guaranty”) dated as of January 28, 2024 is made by TILT HOLDINGS INC., a corporation formed under the laws of British Columbia (“TILT”), JIMMY JANG, L.P., a Delaware limited partnership (“JJLP”), BAKER TECHNOLOGIES, INC., a Delaware corporation (“Baker”), COMMONWEALTH ALTERNATIVE CARE, INC., a Massachusetts corporation (“CAC”), JIMMY JANG HOLDINGS INC., a British Columbia corporation (“JJH”), JJ BLOCKER CO., a Delaware corporation (“JJB”), SFNY HOLDINGS, INC., a Delaware corporation (“SFNY”), SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company (“SEA”), STANDARD FARMS OHIO LLC, an Ohio limited liability company (“SF Ohio”), STANDARD FARMS LLC, a Pennsylvania limited liability company (“SF Penn”), SH FINANCE COMPANY, LLC, a Delaware limited liability company (“SF Finance”, together with TILT, JJLP, Baker, CAC, JJH, JJB, SFNY, SEA, SF Ohio, and SF Penn, each individually, and collectively, “Guarantor”) in favor of SHENZHEN SMOORE TECHNOLOGY LIMITED, a company organized and existing under the laws of Peoples’ Republic of China and each of its Affiliates that sells products to Jupiter (as defined below) and TILT from time to time (each individually, and collectively, the “Seller”). Guarantor and Seller may be referred to herein individually as a “Party” and all may be referred to collectively herein as the “Parties”.

Guarantor, in order to induce Seller to enter into that certain Debt and Security Agreement (the “Debt and Security Agreement”) dated as of even date herewith, by and among Guarantor, Jupiter Research LLC, an Arizona limited liability company (“Jupiter”), and Seller, agrees as set forth below.

RECITALS

WHEREAS, Seller manufactures vaping technology products (collectively, the “Products”) and sells such Products to Jupiter Research LLC, an Arizona limited liability company and TILT (each individually, and collectively, the “Buyer”) from time to time.

WHEREAS, Seller is unwilling to sell Products to Buyer on credit (each such sale, a “Credit Sale”) without satisfactory assurances of payment.

WHEREAS, Seller is ready, willing, and able to make Credit Sales to Buyer on the condition that Guarantor guaranty the payment of any of those amounts owed by Buyers to Seller with respect to Credit Sales that are in excess of the amounts for which Secured Party receives an insurance payment for any non-payment thereof (the “Covered Amounts”).

WHEREAS, in consideration of the benefits accruing to it from the proposed additional sales of Products, Guarantor wishes to execute this Guaranty in favor of Seller.

NOW, THEREFORE, for valuable consideration hereby acknowledged, and in consideration of the facts recited above, Guarantor hereby agrees as follows for the benefit of Seller.

AGREEMENT

1.DEFINED TERMS

All capitalized terms used which are not defined herein have the meanings given to them in the Debt and Security Agreement.

2.GUARANTY

2.1Guaranty Generally.  Guarantor absolutely and unconditionally guarantees to Seller, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, all of the Guaranteed Amount (as such term is defined in Section 2.2 herein).  Each Guarantor represents and warrants to the Secured Party that there is no lien, pledge, guaranty, mortgage, security interests, adverse claims or other encumbrances of any character whatsoever to such Guarantor or any of its assets, except for the Permitted Liens.

2.2Guaranteed Amount Defined.  In this Guaranty, “Guaranteed Amount” shall mean the Covered Amounts outstanding from time to time, together with all costs and expenses, including all court costs and reasonable and actual attorneys’ and paralegals’ fees and expenses paid or incurred by Seller in endeavoring to collect all or any part of the Guaranteed Amount from, or in prosecuting any action against, Guarantor with respect to the Guaranteed Amount. Except as set forth in Section 2.2, Guarantor’s liability under this Guaranty for any Covered Amount shall not exceed the Buyer’s liability for such Covered Amount.

2.3Guaranty of Payment and Performance.  This Guaranty is a guaranty of payment and performance, and not of collection.  Guarantor waives to the fullest extent permitted by applicable law any right to require Seller to sue or otherwise take action against Buyer or any other Person obligated for all or any part of the Guaranteed Amount, or otherwise to enforce its payment against any Collateral securing all or any part of the Guaranteed Amount.

2.4No Discharge or Diminishment of Guaranty.

(a)Except as otherwise expressly provided for herein, the obligations of Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of all of the Guaranteed Amount), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Amount by any other party, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of Buyer; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Buyer, or its assets or any resulting release or discharge of any obligation of any other Person; or (iv) the existence of any claim, setoff or other rights which Borrower may have at any time against any other Seller, or any other Person, whether in connection herewith or in any unrelated transactions.

(b)Further, the Guaranteed Amount of Guarantor hereunder is not discharged or impaired or otherwise affected by: (i) the failure of Seller to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Amount; (ii) any waiver or modification of or supplement to any provision of any Guaranty relating to the Guaranteed Amount except to the extent expressly agreed to in writing by Seller; (iii) any release, non-perfection, or invalidity of any indirect or direct security for all or any part of the Guaranteed Amount; (iv) any action or failure to act by Seller with respect to any Collateral (as defined in the Debt and Security Agreement; or (v) any default, failure, or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Amount, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of Guarantor or that would otherwise operate as a discharge of Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all of the Guaranteed Amount).

2.5Defenses Waived.  To the fullest extent permitted by applicable law, Guarantor hereby waives any defense based on or arising out of any defense of any Buyer or any other Person or the unenforceability of all or any part of the Guaranteed Amount from any cause, or the cessation from any cause of the liability of any Buyer or any other Person, other than the indefeasible payment in full in cash of all of the Guaranteed Amount.  Without limiting the generality of the foregoing, Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against Buyer or any other Person.  Seller may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any Collateral, compromise or adjust any part of the Guaranteed Amount, make any other accommodation with Buyer or exercise any other right or remedy available to it against Buyer, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Guaranteed Amount has been fully and indefeasibly paid in cash.  To the fullest extent permitted by applicable law, Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Buyer against any security. Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all presently existing and future Guaranteed Amounts, until the complete, irrevocable and indefeasible payment and satisfaction in full of the Guaranteed Amounts.  This Guaranty is a guaranty of payment and performance and not of collection. Seller shall not be obligated to enforce or exhaust its remedies against the Buyer or under any of the Products sales orders or contracts before proceeding to enforce this Guaranty. This Guaranty is a direct guaranty and independent of the obligations of Guarantor under any of the Products sales orders or contracts. Seller may resort to Guarantor for payment and performance under Guaranty whether or not there is any disputes between the Buyer and Seller for the Products or under the Products sales orders or contracts. Seller may, at its option, proceed against Guarantor, jointly and severally, or against Guarantor only without having obtained a judgment against Buyer.  Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of non-performance, default, acceleration, protest or dishonor and any other notice with respect to any of the Products and this Guaranty and any requirement that Seller protect, secure, perfect or insure any lien or any property subject thereto.

2.6Reinstatement; Stay of Acceleration.  If at any time any payment of any portion of the Guaranteed Amount is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of Buyer or any other Person, or otherwise, Guarantor’s Guaranteed Amount hereunder with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not Seller is in possession of this Guaranty.  If acceleration of the time for payment of any of the Guaranteed Amount is stayed upon the insolvency, bankruptcy or reorganization of Buyer, all such amounts otherwise subject to acceleration under the terms of this Guaranty shall nonetheless be payable by Guarantor forthwith on demand by Seller.  This Section 1.6 shall remain operative even after termination of this Guaranty and shall survive the payment in full of all of the Guaranteed Amount.

2.7Information.  Guarantor assumes all responsibility for being and keeping itself informed of Buyer’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Amount and the nature, scope and extent of the risks that Guarantor assumes and incurs hereunder, and agrees that Seller shall not have any duty to advise Guarantor of information known to it regarding those circumstances or risks.

2.8Termination; Reinstatement.  Any Guarantor may elect to terminate this Guaranty upon 10 days’ written notice to Seller. Any orders accepted by Seller within the 10 days after delivery of notice of termination will be deemed to have been made in reliance on this Guaranty. Except as otherwise set forth in the immediately preceding sentence, this Guaranty is a continuing guaranty and will apply to each Guarantor from the date hereof until the date on which all Guaranteed Amounts incurred in connection with Credit Sales made in reliance on such Guarantor’s Guaranty have been indefeasibly paid and performed in full.  Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of Buyer or any Guarantor is made, or Seller exercises its right of setoff, in respect of the Guaranteed Amount and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Seller in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any insolvency proceeding or otherwise, all as if such payment had not been made or such setoff had not occurred and whether Seller is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.  The obligations of Guarantor under this paragraph shall survive termination of this Guaranty.

3.REPRESENTATIONS, AND WARRANTIES

Each Guarantor hereby represents and warrants to Seller the following (which shall survive the execution and delivery of this Guaranty):

3.1The execution, delivery and performance of this Guaranty, any supplement or amendment hereto, or any agreements instruments and documents executed and delivered in connection herewith, are within such Guarantor’s corporate powers, have been duly authorized, are not in contravention of applicable law or the terms of such Guarantor’s Organic Documents, or (following the execution and delivery by all parties thereto of the Subordination and Intercreditor Agreement) of any material indenture, agreement or undertaking to which such Guarantor is a party or by which such Guarantor is bound.

3.2Schedule 3.2 annexed hereto and incorporated herein by reference sets forth such Guarantor’s exact legal name, such Guarantor’s type of organization, the jurisdiction in which such Guarantor is organized, such Guarantor’s organizational identification number or accurately states that such Guarantor has none;

3.3Such Guarantor is in good standing (to the extent applicable), validly existing under the laws of such Guarantor’s jurisdiction of formation and will preserve, renew and keep in full force and effect such Guarantor’s existence and good standing and its rights and franchises with respect thereto in such jurisdiction of formation, and will not change its state or province of incorporation or organization without providing Seller with ten (10) days’ prior written notice;

3.4Such Guarantor shall obtain and preserve, renew and keep in full force and effect each such Guarantor’s authority to do business in all jurisdictions where such Guarantor now or hereafter does business, except to the extent failure to do so could not reasonably be expected to have a material adverse effect on such Guarantor;

3.5Except to the extent the failure to have such or do so could not reasonably be expected to have a material adverse effect on Guarantor, such Guarantor has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all governmental authorities having jurisdiction over such Guarantor, to the extent required for the operation and conduct of its business, provided. such Guarantor makes no representation or warranty with respect to licenses, permits, consents, approvals or filings under federal cannabis laws;

3.6Such Guarantor will continue to engage in a business of the same type as such Guarantor is engaged as of the date hereof or reasonably related or incidental thereto;

3.7Such Guarantor’s books and records and principal executive office are maintained at the address referred to in Schedule 3.2 or as otherwise notified to Seller pursuant to this Guaranty.  Such Guarantor shall not change such location without complying with this Section.

4.SECURITY

Guarantor’s obligations under this Guaranty are secured by the Debt and Security Agreement.

5.SUBORDINATION OF GUARANTOR

5.1Subordination of Claims. All existing and future indebtedness, liabilities, and obligations of Buyer, or any other Guarantor that is also indebted to Seller owing to a Guarantor, whether fixed or contingent, matured or unmatured, and liquidated or unliquidated (the “Subordinated Debt”) shall be subordinated in right of payment to the payment and performance of the Guaranteed Amount, the obligations of such other Guarantor owing to Seller. The subordination shall be irrevocable so long as the Debt and Security Agreement remains in effect or any Guaranteed Amount is outstanding.

5.2Payments. Guarantor agrees that:

(a)Guarantor will not accept any payments on any of the Subordinated Debt other than such Guarantor’s compensation as an officer of Seller so long as no Event of Default has occurred and is continuing under the Debt and Security Agreement.

(b)If any Guarantor receives any payment on the Subordinated Debt other than as permitted herein, such Guarantor shall promptly deliver the payment to Seller.

(c)If any Guarantor receives any payments, security interests, or other rights in any property of Seller in violation of the subordination, such payment or property shall be received by such Guarantor in trust for Seller and shall immediately be delivered and transferred to Seller.

5.3Attorney-in-Fact. Each Guarantor appoints Seller as such Guarantor’s attorney-in-fact to file claims, vote on any plan of reorganization and receive payments, on behalf of such Guarantor with respect to any of the Subordinated Debt in any case by or against Buyer under the United States Bankruptcy Code (including Chapters 7 or 11), any assignment for the benefit of creditors made by Buyer, or in any other reorganization or insolvency proceeding.

5.4Limitation on Actions. So long as any Guaranteed Amount remains unpaid, in whole or in part, or so long as the Debt and Security Agreement remains in effect with respect to a Guarantor, such Guarantor agrees: (i) not to sell, assign, transfer, pledge, or give a security interest in the Subordinated Debt (except subject expressly to this Guaranty and except for Permitted Liens); (ii) not to enforce or apply, or take any steps to enforce or apply, any security now or hereafter existing, for the Subordinated Debt; (iii) not to commence, prosecute or participate in any administrative, legal or equitable action against Buyer or in any administrative, legal or equitable action that might adversely affect Buyer; and (iv) not to join in any petition for bankruptcy, assignment for the benefit of creditors, or creditors’ agreement against Buyer.

5.5Conflict with Subordination Agreement. In the event Guarantor and Seller enter into a subordination agreement (a “Subordination Agreement”) and such Subordination Agreement contains terms and conditions with are inconsistent with the provisions contained in Paragraph 5 of this Guaranty, the terms of the Subordination Agreement shall control.

6.MISCELLANEOUS

6.1Binding on Successor and Assigns; Severability.  All terms, conditions, promises, covenants, provisions and warranties shall inure to the benefit of and bind Seller’s and Guarantor’s respective representatives, successors and assigns.  If any provision of this Guaranty shall be prohibited or invalid under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Guaranty.

6.2Amendments; Assignments.  This Guaranty may not be modified, altered or amended, except in a writing signed by Guarantor and Seller, which requirement shall not be modified by oral agreement or by course of conduct.  Guarantor may not delegate any of its duties hereunder.

6.3Integration.  This Guaranty, together with the Debt and Security Agreement and all other agreements entered into in connection therewith, and any sales agreement, purchase order, invoice or other document governing the sale of the Products to Buyer guaranteed hereunder, reflect the entire understanding of the parties with respect to the transactions contemplated hereby.

6.4Notices, Correspondence.  All notices, requests, demands and other communications under this Guaranty shall be in writing and shall be delivered by electronic mail, and may additionally be personally served, telecopied or sent by overnight courier service or United States mail and will be deemed to have been given: (i) if delivered in person, when delivered; (ii) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m. Arizona time or, if not, on the next succeeding business day; (iii) if delivered by overnight courier, the following business day after depositing with such courier, properly addressed; (iv) if by U.S. Mail, four (4) business days after depositing in the United States mail, with postage prepaid and properly addressed; or (v) if by e-mail, confirmation of actual receipt of the recipient thereof, if transmitted on a business day before 4:00 p.m. Arizona time or, if not, on the next succeeding business day.  All notices, requests and demands are to be given or made to the respective parties at the addresses set forth below or at such other addresses as either party may designate in writing by notice in accordance with the provisions of this paragraph.

If to Seller:

Shenzhen Smoore Technology Limited

7201 E. Henkel Way, Unit 115

Scottsdale, AZ 85255

Attention: Eula Liu (刘淑杰), Legal Director; Cheney Xu (徐驰), Head of Legal and IP

Email: cheney.xu@smooretech.com; eula.liu@smooretech.com

If to Guarantor:

Tilt Holdings Inc.
2801 E. Camelback Road, Suite 180
Phoenix, Arizona 85016
Attention: Brad Hoch
Email: bhoch@tiltholdings.com

6.5Governing Law.  This Guaranty and all transactions hereunder are deemed to be consummated in the State of Arizona and shall be governed by and interpreted in accordance with the substantive and procedural laws of the State of Arizona (without regard to any choice of law rules).  If any part or provision of this Guaranty shall be determined to be invalid or in contravention of any applicable law or regulation of the controlling jurisdiction, such part or provision shall be severed without affecting the validity of any other part or provision of this Guaranty.

6.6Survival.  All warranties, representations, and covenants made by each of the Guarantor herein, or on any certificate, document or other instrument delivered by it or on its behalf under this Guaranty, shall be considered to have been relied upon by Seller, regardless of any investigation made by Seller or on its behalf.  All statements in any such certificate or other instrument prepared and/or delivered for the benefit of Seller shall constitute warranties and representations by each of the Guarantor hereunder.  Except as otherwise expressly provided herein, all covenants made by Guarantor hereunder or under any other Guaranty or instrument shall be deemed continuing until all Guaranteed Amounts are satisfied in full.

6.7JURY WAIVER.  EACH GUARANTOR HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING OUT OF OR RELATING TO THIS GUARANTY.  EACH GUARANTOR HEREBY WAIVES ALL OF ITS RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE ANY DEFENSES AND/OR COUNTERCLAIMS IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS GUARANTY.  EACH GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN THE COUNTY OF MARICOPA, IN THE STATE OF ARIZONA, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO THIS GUARANTY, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT.  EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.

6.8THE PARTIES WAIVE ALL RIGHTS AND REMEDIES THAT THE PARTIES MAY HAVE OR BE ABLE TO ASSERT BY REASON OF THE LAWS OF THE STATE OF ARIZONA PERTAINING TO THE RIGHTS AND REMEDIES OF SURETIES, INCLUDING, WITHOUT LIMITATION, A.R.S. §§ 12-1641 THROUGH 12-1646, 47-3605, AND ARIZONA RULES OF CIVIL PROCEDURE 17(F).

6.9Service.  In any litigation brought by Seller, each of the Guarantor waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such Guarantor at such Guarantor’s address set forth above, and service so made shall be complete two (2) days after the same shall have been posted.  Within twenty (20) days after such mailing, such Guarantor shall appear and answer such summons, complaint or other process, failing which such Guarantor shall be deemed in default and judgment may be entered by Seller against such Guarantor for the amount of the claim and for any other relief requested therein.

6.10Joint and Several Liability.  The obligations hereunder of the persons or entities constituting Guarantor under this Guaranty are joint and several.

6.11Counterparts; Electronic Execution.  This Guaranty may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument, admissible into evidence.  Delivery of a signature page to, or an executed counterpart of, this document by facsimile, email transmission of a scanned image, DocuSign, or other electronic means, shall be effective as delivery of an originally executed counterpart.  The words "execution," "signed," "signature," and words of like import in this document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:

TILT HOLDINGS INC., a corporation formed under the laws of British Columbia

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	Chief Executive Officer

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

JIMMY JANG, L.P., a Delaware limited partnership

By:	Jimmy Jang Holdings Inc., its general partner

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	Chief Executive Officer

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

BAKER TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Schedule 3.2 to Guaranty

COMMONWEALTH ALTERNATIVE CARE, INC., a Massachusetts corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

JJ BLOCKER CO., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SFNY HOLDINGS, INC., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Schedule 3.2 to Guaranty

STANDARD FARMS OHIO LLC, an Ohio limited liability company
By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its Sole Member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

STANDARD FARMS LLC, a Pennsylvania limited liability company
By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its Sole Member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SH FINANCE COMPANY, LLC, a Delaware limited liability company
By: SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company, its sole member
By: JJ BLOCKER CO., a Delaware corporation, its sole member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Schedule 3.2 to Guaranty

CE

ACCEPTED BY:

SHENZHEN SMOORE TECHNOLOGY LIMITED, a company organized and existing under the laws of Peoples’ Republic of China

	By:	/s/ Jianliang Wang
	Name:	Jianliang Wang
	Title:	Head of HC Business

Schedule 3.2 to Guaranty